SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 18, 2003

Arden Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9904	95-3163136
(Commission File Number)	(IRS Employer Identification No.)

2020 S. Central Avenue
Compton, California	90220
(Address of Principal Executive Offices)	(Zip Code)

(310) 638-2842

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former name or former address, if changed since last Report.)

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Press release announcing quarterly dividend.

Item 12. Disclosure of Results of Operations and Financial Condition.

On August 18, 2003, Arden Group, Inc. issued a press release announcing that its Board of Directors has established a regular quarterly dividend.  A copy of that press release is being attached as Exhibit 99.1 to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDEN GROUP, INC.
(Registrant)

Date: August 18, 2003	By:	/s/ David M. Oliver
	Name:	David M. Oliver
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release announcing quarterly dividend.